Navigating today’s challenges with expense discipline, risk management and financial strength. 2020 D.A. Davidson Financial Institutions Virtual Conference May 6-8, 2020

Forward-Looking Statements This presentation may contain certain forward-looking statements that are based on management's current expectations regarding economic, legislative, and regulatory issues that may impact Bancorp's earnings in future periods. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words “believe,” “expect,” “intend,” “estimate” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” Factors that could cause future results to vary materially from current management expectations include, but are not limited to, natural disasters (such as wildfires and earthquakes), pandemics such as COVID-19 and the economic impact caused directly by the disease and by government responses thereto, general economic conditions, economic uncertainty in the United States and abroad, changes in interest rates, deposit flows, real estate values, costs or effects of acquisitions, competition, changes in accounting principles, policies or guidelines, legislation or regulation (including the Tax Cuts & Jobs Act of 2017 and the Coronavirus Aid, Relief and Economic Security Act of 2020), interruptions of utility service in our markets for sustained periods, and other economic, competitive, governmental, regulatory and technological factors (including external fraud and cybersecurity threats) affecting Bancorp's operations, pricing, products and services. These and other important factors are detailed in various securities law filings made periodically by Bancorp, copies of which are available from Bancorp without charge. Bancorp undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events. 2 NASDAQ: BMRC

Bank of Marin Bancorp Headquarters Novato, California Marin County, North of San Francisco Employees, full-time equivalent 296 Assets $2.70 billion Market capitalization $407 million Total loans $1.84 billion Total deposits $2.31 billion Footprint 24 locations in San Francisco Bay Area Ticker BMRC (Nasdaq Capital Markets) Founded 1989 First branch opened in 1990 As of March 31, 2020 Recent awards: BAUER COMMUNTY BANKERS CUP AWARD 2014 - 2015 - 2016 FIVE STAR BANK 3 NASDAQ: BMRC

284 Years of Combined Management Experience Through Economic Cycles Russell A. Colombo James T. Burke Tani Girton President, Chief Executive Officer EVP, Chief Information Officer EVP, Chief Financial Officer • 44 years in banking • 45 years in financial services • 34 years in financial services • Comerica Bank, Imperial Bank, • Visa, Irwin Financial Corp., • Bank of the West, Security Pacific, Union Bank Charles Schwab, Charles Schwab, Bank of America CalFed Bank Bob Gotelli Tim Myers Beth Reizman EVP, Human Resources EVP, Commercial Banking EVP, Chief Credit Officer • 26 years experience • 21 years in finance and banking • 37 years in banking • Ralphs Grocery • U.S. Bank, Comerica Bank, • Bank of California, Imperial Bank Hibernia Bank, Crocker Bank Nancy Rinaldi Boatright Brandi Campbell SVP, Corporate Secretary SVP, Retail Banking • 47 years in banking • 30 years in banking • Business Bank of California, • Bank of America Westamerica Bank 4 Nasdaq: BMRC

COVID-19 Response – Customer and Employee Support For Our Branches For Our Offices For Our Customers • Approximately 55% of • All open • Waived all ATM and non-retail staff working overdraft fees • Modified hours remotely • Travel restrictions • Cancelled early • Social distancing – withdrawal penalties for maximum 2 customers • Social distancing, CDs, when allowed by allowed in a branch at including virtual Zoom law one time meetings • Paycheck Protection • Enhanced cleaning Program • Enhanced cleaning protocols and sanitizing protocols and sanitizing supplies • Payment Relief supplies Program 5 NASDAQ: BMRC

COVID-19 Response – Paycheck Protection Program (PPP) • Bank of Marin applied for and received approval to participate in PPP as an SBA Lender. • Developed and implemented a new process to submit applications to the SBA portal by utilizing the FISCARES system. • Assigned a core team of 50 people who then recruited many more colleagues from Commercial Banking, Retail Banking and Operations to process and submit applications. • Through two waves of SBA funding, submitted and received approval for 1,452 applications for a total of $294 million, which will help 25,412 employees of local businesses and nonprofit organizations. Bank of Marin has been actively processing and funding loans in the face of the COVID-19 pandemic. PPP information was collected to the best of our ability based on available and known information as of the end of April. 6 NASDAQ: BMRC

COVID-19 Response – Payment Relief Program • Provide immediate relief to Bank of Marin clients experiencing hardship • No additional information or underwriting required, streamlined processing for existing clients • Up to 120 days interest only payments or up to 120 days full deferral of principal and interest payments • Rolled out on March 18 – First approval on March 20 • Continuing to accept requests for relief Average % Secured Loan-to- Payment Relief Program #Loans Total $$ by Real Value Estate Ratio Full Deferral of P&I 151 $185MM Interest only 102 $ 173MM Total: 253 $358MM 96% < 46% As of April 30, 2020. 7 NASDAQ: BMRC

COVID-19 Response – Exposure to Sensitive Industries Outstanding % Real Estate Industry/Property Segment Average LTV Balance Related Retail $191,375,752 97% 38.60% Transportation Services $1,452,297 0% Dental Office $6,212,745 56% 34.56% Hotel/Motel $49,330,461 94% 37.91% Health Clubs/Movie Theaters $18,142,867 97% 34.79% Wine Related $84,917,797 50% 38.28% Industry/Property Subtotals: $351,431,918 Real Estate Related $294,396,121 83.77% Percent of Total Loan Portfolio: 19.06% Information as of March 31, 2020. 8 NASDAQ: BMRC

Balanced Approach to Growth Creates Long-Term Value Total annual shareholder return averages 10.6% over 20 years1 50 45 40 35 $31.00 30 $26.50 25 1 20 5 year return: 5.2% 1 15 10 year return: 8.1% 10 1As of March 31, 2020 Prior period share and per share $1.30 data have been adjusted to reflect 5 the two-for-one stock split effective $1.18 in 2018. 0 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 Q1'20 Book Value per Common Share Closing Stock Price 9 NASDAQ: BMRC

Leading Community and Commercial Bank in Resilient San Francisco Bay Area Economy • Extensive knowledge of local markets and deep industry expertise. • 22 branches, 5 commercial banking offices, 1 loan production office (loan production office) 10 NASDAQ: BMRC

Disciplined Underwriting Standards Mitigate Risk and Produce Superior Asset Quality Through Economic Cycles 0.55% NPAs / Total Assets 0.13% 0.06% 0.03% 0.02% 0.03% 0.01% (increase is not pandemic-related) 2014 2015 2016 2017 2018 2019 Q1'20 NCO / Average Loans 0.04% 0.01% Net Charge-offs [ -0.01% -0.16% -0.00% 0.00% -0.00% Net Recoveries [ 2014 2015 2016 2017 2018 2019 Q1'20 2016 11 NASDAQ: BMRC

Steady Loan Growth $1.84 $1.84 $1.76 $1.68 $1.49 $1.45 $1.36 (in $ billions) 2014 2015 2016 2017 2018 2019 Q1'20 Five-year compound annual loan growth rate of 6%1 1 Compounded annual growth rate from March 31, 2015 to March 31, 2020. 12 NASDAQ: BMRC

Large Low-Cost Deposit Base: A Key Competitive Advantage $2.34 $2.31 $2.15 $2.17 (in $ billions) $1.73 $1.77 $1.55 Q1 2020 Cost of Deposits 0.21% 2014 2015 2016 2017 2018 2019 Q1'20 Jumbo Time Retail Time Q1 2020 Non-Interest 3% 1% Interest Bearing Demand Bearing DDA of 49%* 6% MMkt (up from 45% at 03/31/15) 34% Non-Interest Savings Bearing 7% Demand 49% *As of March 31, 2020. 13 NASDAQ: BMRC

Consistent Expense Control – Efficiency Ratio 70.0% 68.2% 68.0% 66.2% 66.0% 64.9% 64.7% 64.0% 61.5% 61.4% 2 62.0% 61.1% 62.5% 59.5% 60.0% 58.0% 56.8% 57.9% 56.0% 57.3% 55.3% Bank of Napa 54.0% 52.0% 50.0% 2014 2015 2016 2017 2018 2019 Q1'20 Bank of Marin Bancorp Peer Group Median1 1 Peer group includes major exchange-traded Western region banks with assets of $1 billion to $5 billion. 2 2019 YTD peer group median as of December 31, 2019. 14 NASDAQ: BMRC

Q1 2020 Results Q1’20 Q4’19 Q1’19 Earnings $7.2MM $9.1MM $7.5MM Diluted EPS $0.53 $0.66 $0.54 Loan Originations $29.8MM $103.4MM $34.0MM Cost of Deposits 0.21% 0.23% 0.18% Tax Equivalent NIM 3.88% 3.82% 4.02% Efficiency Ratio 56.79% 50.84% 60.62% Return on Assets 1.09% 1.37% 1.19% Return on Equity 8.54% 10.75% 9.54% Dividend $0.23 $0.21 $0.19 Dividend Yield Annualized* 3.07% 1.86% 1.87% As of March 31, 2020. * Dividend yield was calculated based on dividend paid within quarter (annualized) and closing stock price at quarter-end. 15 NASDAQ: BMRC

Consistent Net Interest Margin 4.20% 4.13% 2 4.10% 4.10% 3.98% 4.00% 3.91% 3.88% 3.95% 3.84% 3.80% 3.90% 3.80% 3.83% 3.80% 3.79% 3.60% 3.40% 3.20% 3.00% 2014 2015 2016 2017 2018 2019 Q1'20 1 Bank of Marin Bancorp Peer Group Median 1 Peer group includes major exchange-traded Western region banks with assets of $1 billion to $5 billion. 2 2019 YTD peer group median as of December 31, 2019. 16 NASDAQ: BMRC

Strong Capital Ratios Support Future Growth Opportunities 15.3% 14.2% 14.4% 11.7% 10.0% 8.0% 6.5% 5.0% Common Equity Tier-One Risk- Total Tier-One Risk-Based Total Risk-Based Capital Tier-One Leverage Based Capital Capital Well Capitalized Threshold Bank of Marin Bancorp (as of 3/31/20) 17 NASDAQ: BMRC

Peer Comparison Bank of Marin compares favorably to peers in key metrics BMRC Peer Median Percentile Q4 2019 Non-Interest Bearing/Total Deposits 48.3% 33.0% 100% Gross Loan Growth Rate (year over year) 4.5% 5.4% 42.9% NPAs/Assets 0.01% 0.21% 100% Efficiency Ratio 50.8% 60.7% 89.6% Return on Average Assets 1.37% 1.16% 69.0% Return on Average Equity 10.75% 10.02% 73.0% Tangible Common Equity/ Tangible Assets 11.3% 10.63% 80.8% Net Income/FTE $125.2k $71.3k 83.5% Peers are publicly traded U.S. Western-regional banks with $1 billion to $5 billion in assets. Source: Company filings and S&P Global Market Intelligence as of December 31, 2019. 18 NASDAQ: BMRC

Dependable Earnings and Dividend Growth $3.00 $40.0 $2.48 $35.0 $2.50 $2.33 $30.0 $2.00 $1.89 $25.0 $1.65 $1.52 $MM $1.50 $20.0 $1.27 Dollars per per Dollars share $19.8 $15.0 $1.00 $0.80 $0.64 $10.0 $0.51 $0.56 $0.50 $0.40 $0.45 $5.0 $0.00 $0.0 2014 2015 2016 2017 2018 2019 1 1 Earnings per Share Dividends per Share Net Income 1 Prior period share and per share data have been adjusted to reflect the two-for-one stock split effective in 2018. 19 NASDAQ: BMRC

Investing in the Bay Area • Low cost deposit base with 49% non-interest bearing DDA. • Cost of deposits is 21 BPS, among the lowest in our peer group. • 5 commercial banking offices and 1 loan production office in 6 counties. • Focused on growing commercial banking activities. 20 NASDAQ: BMRC

Executing Bank of Marin’s Strategy Ongoing COVID-19 Response Organic Growth Strategic Investments • Waiving all ATM and overdraft fees • Capitalize on robust San Francisco • Track record of accretive Bay Area economy acquisitions in 2011, 2013 and • Cancelling early withdrawal 2017 penalties for certificates of deposit • Continue to expand commercial when allowed by law lending in the high-growth • M&A strategy focused on Northern California region expanding market presence in • Providing payment relief up to 120 Northern California days to borrowers with hardship • Continue to invest in hiring the requests best people throughout our • Strong capital base supports future footprint acquisitions and organic growth • Reducing interest rate floors on mostly commercial Prime Rate- • Focus on growing existing client • Continued focus on creating based loans relationships operational efficiencies • Participating in the SBA’s Paycheck Protection Program • Suspension of our share repurchase program • Supporting local non-profit organizations through grants in place of event sponsorships 21 NASDAQ: BMRC